Exhibit 99.3 Fourth Quarter 2024 Financial Results Presentation January 24, 2024 Quarterly Earnings Report

2023 Snapshot 2023 RESULTS millions, except per share and ratios (1) NET REVENUE PRE-TAX MARGIN NET EARNINGS GAAP & NON-GAAP $4,349 GAAP 16.2% NON-GAAP 19.2% GAAP $485 NON-GAAP $532 (1) (1) EPS ROCE ROTCE * GAAP $4.28 NON-GAAP $4.68 GAAP 10.5% NON-GAAP 12.9% GAAP 15.2% NON-GAAP 18.7% (1) Non-GAAP Pre-Tax Margin, ROCE, & ROTCE exclude the impact of $67 mil. legal charge in third quarter 2023 * Please see our definition of ROTCE in our fourth quarter 2023 earnings release HIGHLIGHTS 3rd Highest Record Net Revenue Net Interest Income Record Revenue for Repurchased Global Wealth Management 7.2 million Common Shares Record Asset Increased Common Management Revenue Dividend by 17% Quarterly Earnings Report 1

Impressive Track Record of Growth 8 yr. 4 yr. Growth Growth (millions) 2015 2019 2023 Rate Rate 3 Total Net Revenue $2,335 $3,337 $4,349 86% 30% Global Wealth Management $1,377 $2,131 $3,050 121% 43% Net Interest Income $133 $547 $1,145 761% 109% Institutional Group $976 $1,214 $1,226 26% 1% Advisory $193 $448 $466 141% 4% 1,2,3 Earnings per share $1.27 $4.07 $4.68 269% 15% Assets $13,326 $24,610 $37,727 183% 53% Loans $3,333 $10,014 $19,730 492% 97% (1) 2015 & 2016 duplicative acquisition costs (2) Earnings per share have been adjusted to reflect December 2020 three for two stock split (3) Non-GAAP Non-GAAP Pre-tax Margin Non-GAAP Return on Tangible Common Equity 30.9% 32.0% 32.0% 24.6% 24.7% 24.4% 23.9% 24.0% 21.7% 21.8% 24.0% 20.6% 19.9% 19.6% 19.2% 19.0% 18.7% 17.1% 16.0% 16.0% 12.3% 11.9% 10.0% 10.0% 8.0% 8.0% 0.0% 0.0% 2015(1) 2016(1) 2017 2018 2019 2020 2021 2022 2023* 2015(1)2016(1) 2017 2018 2019 2020 2021 2022 2023* *Excludes impact of $67 million in one time legal reserves *Excludes impact of $67 million in one time legal reserves Quarterly Earnings Report 2

Fourth Quarter Snapshot 4Q23 RESULTS millions, except per share and ratios NET REVENUE NET EARNINGS EPS 4Q23: GAAP & NON-GAAP $1,146 4Q23: GAAP $1.38 & NON-GAAP $1.50 4Q23: GAAP $153 & NON-GAAP $167 ANNUALIZED ROTCE* BOOK VALUE PER SHARE ANNUALIZED ROCE TBV $31.28 BV $45.61 4Q23:GAAP 13.4% & NON-GAAP 14.6% 4Q23:GAAP 19.6% & NON-GAAP 21.3% * Please see our definition of ROTCE in our fourth quarter 2023 earnings release HIGHLIGHTS Third Highest Record Client Assets Net Revenue Under Management Second Highest Net Revenue Increased Wealth Management Cash Global Wealth Management $1.6 billion 40% Sequential Increase in Repurchased Institutional Revenue 2.3 million Common Shares Quarterly Earnings Report 3

Variance to Consensus Estimates Fourth Quarter Results Variance to Consensus Estimates Commentary on Variance to Analyst Estimates (in Millions, except diluted EPS and share data) 4Q23 4Q23 Mean % Δ ■ Commissions & Principal Transactions: Revenues Operating ANALYST Commissions + Principal transactions $328 $299 10% ■ Stronger Revenue from Fixed Income Investment banking $206 $185 11% ■ Investment Banking: Asset management and service fees $331 $328 1% Net interest $273 $272 0% ■ Stronger Advisory Revenue Net revenues $1,146 $1,086 6% ■ Stronger Fixed Income Underwriting Revenue Non-interest expenses Compensation and benefits 665 629 5% ■ Net Interest Income Compensation Ratio 58.0% 58.0% 0 bps ■ Modest Cash Sorting Non-compensation expenses 258 248 4% Total non-interest expenses 924 878 5% ■ Non-compensation Expense: Income before income taxes 223 208 7% ■ Higher Occupancy Expense Provision for income taxes 47 53 (12%) Tax Rate 21.1% 25.6% (450 bps) ■ Higher Legal Expense Net Income $176 $155 13% ■ Tax Rate: Diluted Operating EPS $1.50 $1.31 15% ■ Benefitted from Share Price Increase on Equity Based Compensation * Impact of Legal Reserves calculated as legal reserves of $67 million, an adjusted tax rate of 25%, divided by the diluted average share count. Quarterly Earnings Report 4

Wealth Management: A Key Growth Driver CONSISTENT GROWTH $3,500 $3,000 $2,500 $2,000 $1,500 $1,000 $500 $0 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Brokerage Asset Management & Service Fees Net Interest Investment Banking & Other *2023 GWM Net Revenue based on annualized results through 9/30/2023 INCREASING PERCENTAGE OF RECURRING REVENUE RECRUITING DRIVES REVENUE GROWTH 100% $450 750 90% 700 22% 24% $400 34% 32% 32% 650 80% 39% 33% 46% 600 51% 55% $350 70% 550 60% $300 500 50% 450 $250 400 40% 78% 76% 350 66% 66% 66% $200 64% 30% 60% 53% 300 47% 44% 20% $150 250 200 10% $100 150 0% 100 $50 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 50 $- 0 Net Interest Income & Asset Management Fees Transactional & Investment Banking 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 T-12 Cumulative Production Cumulative Gross FAs Quarterly Earnings Report 5 Net Revenue (millions) millions Financial Advisors

Fourth Quarter Results

STIFEL

FINANCIAL RESULTS

millions	4Q23	Y/Y Change	Sequential Change	2023	VS 2022
Global Wealth Management	$766	3%	0%	$3,050	8%
Institutional	359	2%	40%	1,226	-20%
Other	21	-10%	7%	73	146%
Net revenue	**1,146**	**2%**	**10%**	**4,349**	**-1%**
Compensation expense	665	5%	10%	2,522	-1%
Operating expense[1]	257	14%	-16%	1032	20%
Provision for credit loss[2]	2	-62%	-77%	25	-25%
Pre-tax pre-provision income	**225**	**-14%**	**69%**	**795**	**-19%**
Pre-tax income	**223**	**-13%**	**81%**	**770**	**-19%**
Taxes	47	-25%	1%	201	-16%
Net income	**176**	**-9%**	**129%**	**569**	**-20%**
Preferred dividends	9	0%	0%	37	0%
Net income available to common shareholders	167	-10%	147%	532	-21%
Diluted EPS	**$1.50**	**-5%**	**150%**	**$4.68**	**-19%**
Compensation ratio	58.0%	0 bps	0 bps	58.0%	0 bps
Operating expense ratio[3]	22.5%	240 bps	-680 bps	23.7%	410 bps
Pre-tax operating margin	19.4%	-350 bps	760 bps	17.7%	-400 bps
Book value per share	$45.61	4%	3%		
Tangible book value per share	$31.28	2%	4%		
ROTCE[4]	21.3%	-160 bps	1280 bps		

(1) Operating Expense = Non-Compensation Expense – Provision for Credit Loss
(2) Provision for Credit Loss at bank subsidiary
(3) Operating Expense Ratio excludes Provision for Credit Loss
(4) Please see our definition of ROTCE in our fourth quarter earnings release

NET REVENUE



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
millions
$1,122
$1,107
$1,051
$1,045
$1,146
4Q22
1Q23
2Q23
3Q23
4Q23

REVENUE BRIDGE



$1,230
$1,210
$1,190
$1,170
$1,150
$1,130
$1,110
$1,090
$1,070
$1,050
millions
$1,122
$60
$12
$20
($29)
($38)
$1,146
4Q22 Net Revenue
Client Facilitation
Trading & Other
Underwriting
Net Interest Income
Advisory
4Q23 Net Revenue

STIFEL | Quarterly Earnings Report

6

Global Wealth Management

STIFEL

GLOBAL WEALTH MANAGEMENT REVENUE

millions	4Q23	Y/Y Change	Sequential Change	2023	VS 2022
Transactional	$169	2%	2%	$654	-2%
Asset Management	330	14%	-1%	1,299	3%
Net Interest	258	-10%	-4%	1,087	24%
Investment Banking	5	-5%	17%	17	-15%
Other	4	nm	nm	(7)	-34%
Total Global Wealth Management Net Revenue	$766	3%	0%	$3,050	8%
Comp. Ratio	46.9%	280 bps	10 bps	46.4%	-200 bps
Non-Comp. Ratio	13.8%	50 bps	-60 bps	13.7%	-10 bps
Provision for credit loss	$0	nm	nm	$23	-32%
Pre-tax Margin	39.3%	-330 bps	50 bps	39.9%	210 bps
Pre-tax Pre-provision Margin	39.3%	-410 bps	-80 bps	40.7%	170 bps

FINANCIAL ADVISOR & CLIENT ASSET METRICS

millions	4Q23	Y/Y	Sequential Change
Financial Advisors	2,278	2%	1%
Independent Contractors	108	6%	0%
Total Financial Advisors	2,386	2%	1%
Client AUA	$444,318	14%	8%
Fee-based Client Assets	$165,301	14%	9%
Private Client Fee-based Client Assets	$145,513	15%	10%

HIGHLIGHTS

- Record Annual Net Revenue
- Second Highest Quarterly Net Revenue
- Record Annual Asset Management Revenue
- Added 40 Financial Advisors, Including 13 Experienced with Total Trailing Twelve Month Production of $8.1 million
- 28% Increase in Recruited Advisors in 2023

NET REVENUE & MARGIN



$744
$757
$758
$769
$766
42.6%
41.7%
39.6%
38.8%
39.3%
Margin
44%
42%
40%
38%
36%
34%
32%
30%
$790
$765
$740
$715
$690
$665
$640
$615
$590
Net Revenue (millions)
4Q22
1Q23
2Q23
3Q23
4Q23
Net Revenue
Pre-tax Margin

STIFEL | Quarterly Earnings Report

7

Strong Bank Fundamentals SLOWING CASH SORTING STRONG NIM DESPITE RISING DEPOSIT $3,969 COSTS 7.00% $2,068 $1,747 6.00% $1,080 $905 $859 $726 $599 $614 $288 5.00% 3.64% ($35) 3.57% 3.53% 4.00% 3.43% 3.24% ($1,230) 3.00% ($2,022) 2.00% ($2,494) 1.00% ($3,640) 0.00% 4Q22 1Q23 2Q23 3Q23 4Q23 4Q22 1Q23 2Q23 3Q23 4Q23 Sweep Smart Rate Ticketed MMF Net Interest Margin Deposit Costs Asset Yields ALLOWANCE FOR CREDIT LOSSES / TOTAL LOANS WELL CAPITALIZED UNDER STRESS SCENARIO 3.50% 12.0% 11.0% 3.00% 10.0% 2.50% 9.0% 2.00% 8.0% 1.50% 7.0% 0.86% 0.85% 0.80% 1.00% 0.75% 6.0% 0.74% 5.0% 0.50% 4.0% 0.00% 4Q22 1Q23 2Q23 3Q23 4Q23 4Q22 1Q23 2Q23 3Q23 4Q23 Tier 1 R atio (ex. AOCI & HTM Losses) Tier 1 Ratio Well Capitalized Residential SBL CRE Construction C&I Unfunded / Other reserves* Total Reserve Ratio Quarterly Earnings Report 8 millions

Institutional Group INSTITUTIONAL GROUP REVENUE HIGHLIGHTS Sequential millions 4Q23 Y/Y Change 2023 VS 2022 Change ■ Ranked #1 in Municipal Issuance in Number of Advisory $129 -23% 33% $466 -35% Issues in2023 with 14.7% Market Share Capital Raising $72 38% 57% $249 5% Transactional $159 23% 39% $510 -11% ■ Ranked 1# National Development Banking in 2023 by Par Value with 32.5% Market Share Total Institutional Revenue* $359 2% 40% $1,226 -20% Comp. Ratio 69.3% 690 bps -570 bps 68.6% 810 bps ■ Increased Market Share in Equity Transactions Non-Comp. Ratio 28.5% 350 bps -730 bps 31.2% 820 bps ■ Improving Investment Banking Backlogs Pre-tax Margin 2.2% -1040 bps 1300 bps 0.2% -1630 bps Managing Directors (IB) 228 0% * Includes net interest, asset management, and other income EQUITIES REVENUE FIXED INCOME REVENUE $142 $100 $150 $89 $77 $76 $76 $113 $80 $105 $103 $40 $68 $110 $92 $32 $60 $24 $25 $28 $32 $21 $30 $45 $25 $70 $40 $30 $20 $77 $71 $68 $67 $102 $52 $52 $46 $47 $57 $0 -$10 4Q22 1Q23 2Q23 3Q23 4Q23 4Q22 1Q23 2Q23 3Q23 4Q23 Transactional Underwriting Transactional Underwriting * 2021 revenue based on annualized results through 9/30/2021 Quarterly Earnings Report 9 millions millions

Expenses Non-GAAP EXPENSE RATIOS NON-GAAP EXPENSES & PRE-TAX INCOME 65% 35% millions 4Q23 4Q22 Y/Y Change 63% 30% 61% 25% Compensation $665 $633 5% 59% 20% Non-compensation Expense, 57% 15% $249 $219 14% 58.0% 58.0% 58.0% 58.0% Ex. IB Gross Up & Credit Loss 56.5% 55% 10% Credit Loss Provision & IB Gross Up $9 $12 -25% 53% 5% 51% 0% Non-compensation $259 $231 12% 4Q22 1Q23 2Q23 3Q23 4Q23 Pre-tax Income $223 $257 -13% Non-compensation Operating Ratio IB Gross up & Loan Loss Provision Compensation Ratio ANNUAL GAAP to Non-GAAP RESULTS GAAP to Non-GAAP RECONCILIATION $900 $800 (000s) 4Q23 $700 $600 GAAP Net Income $162,484 $500 $400 Preferred Dividend $9,320 $300 $200 Net Income available to common Shareholders $153,164 $100 $0 Non-GAAP After Tax Adjustments $13,423 2019 2020 2021 2022 2023 Non-GAAP Net Income Available to Common $166,587 Shareholders GAAP Net Income Available to Common Shareholders Non-GAAP After Tax Adjustments * For reconciliation of GAAP to non-GAAP expenses, refer to our fourth quarter 2023 earnings release. *2023 annual GAAP to non-GAAP results based on annualized results through 12/31/2023 Quarterly Earnings Report 10 millions Compensation Ratio Non-compensation Ratio

Capital Utilization FIRM-WIDE ASSETS & CAPITAL RATIOS HIGHLIGHTS $40,000 22.0% $38,598 $37,878 $37,727 ■ Repurchased 2.3 million Shares $37,298 $37,196 $38,000 20.0% $36,000 ■ 11.8 million Shares in Total Authorization 18.0% $34,000 $32,000■ Total Assets Decreased $150 million 17.6% 16.9% 17.2% 16.0% 17.3% 16.8% $30,000 14.0% ■ Bank Funding Increased at CAGR of 14% Since 2019 $28,000 $26,000 12.0% $24,000 10.0% 11.1% 11.1% 10.9% 10.8% $22,000 10.5% $20,000 8.0% 4Q22 1Q23 2Q23 3Q23 4Q23 Assets Tier 1 Leverage Tier 1 Risk Based Capital $1,600,000 DEPLOYING EXCESS CAPITAL BANK FUNDING: A TRACK RECORD of GROWTH $1,400,000 $50,000 $45,000 $1,200,000 $40,000 $1,000,000 $35,000 $800,000 $30,000 $600,000 $25,000 $20,000 $400,000 $15,000 $200,000 $10,000 $0 $5,000 2018 2019 2020 2021 2022 2023 $0 ($200,000) 2017 2018 2019 2020 2021 2022 2023 ($400,000) Capital Generated Bank Growth Common Stock Repurchases Dividends (Common & Preferred) Bank Deposits Available Funding Acquisitions *2023 based on results through 9/30/2023 *2023 Estimated Capital Generated based annualized 3Q23 Net Income plus current capital in excess of regulatory minimum. Quarterly Earnings Report 11 (000s) millions millions

2023 Consensus & Outlook % Change From Guidance Actual Consensus 2024 2023 2024 millions 2023 Operating Net Revenue $3,204 $3,607 13% $3,550 - $3,800 Transactional $1,164 $1,224 5% Investment Banking $731 $911 25% Asset Management $1,299 $1,450 12% Other $9 $21 144% Net Interest Income $1,145 $1,065 -7% $1,000 - $1,100 Net Revenue $4,349 $4,672 7% $4,550 - $4,900 Compensation Ratio 58.0% 57.4% -60 bps 56% - 58% Non-Compensation Opex. Ratio* 23.2% 21.0% -220 bps 19% - 21% Pre-tax Margin 17.7% 20.7% 300 bps Earnings Per Common Share $4.68 $6.34 35% Diluted Shares 113.5 107.8 -5% * Non-Compensation Opex. Ratio =Non-Compensation Expense – Credit Provision & investment Banking Gross Up / Net Revenue Quarterly Earnings Report 12

Fourth Quarter 2023 Financial Results Presentation January 24, 2023 Quarterly Earnings Report

Disclaimer Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions. All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Use of Non-GAAP Financial Measures The Company prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). The Company may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial position, or cash flows that is subject to adjustments that effectively exclude, or include, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by the Company are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing the Company’s financial condition or operating results. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever the Company refers to a non-GAAP financial measure, it will also define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure it references and such comparable U.S. GAAP financial measure. Quarterly Earnings Report 14